UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 20, 2022

UFP INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	00-22684	38-1465835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 East Beltline, N.E. Grand Rapids, Michigan		49525
(Address of principal executive office)		(Zip Code)

Registrant's telephone number, including area code: (616) 364-6161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UFPI	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Section 5.Corporate Governance and Management

Item 5.07.Submission of Matters to a Vote of Security Holders

On April 20, 2022, the Company held its 2022 Annual Meeting of Shareholders. The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in detail in the Company's Proxy Statement dated March 8, 2022 supplemented on April 1, 2022. The voting results are as follows:

Proposal 1 – Election of Directors

The following individuals were elected to serve as directors of the Company to hold office until the 2025 Annual Meeting of Shareholders, by the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Joan A. Budden	50,471,643	4,258,001	139,656	3,002,157
William G. Currie	51,178,706	3,659,390	31,204	3,002,157
Bruce A. Merino	48,530,910	5,774,116	564,274	3,002,157

Proposal 2 – Amendment to the Company’s Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock

The shareholders approved an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 80,000,000 shares to 160,000,000 shares, by the following votes:

For	Against	Abstain
56,370,150	1,451,933	49,374

Proposal 3 – Amendment to the Company’s Long-Term Stock Incentive Plan

The shareholders approved an amendment to the Company’s Long-Term Stock Incentive Plan (the “Plan”) to authorize an additional 2,7000,000 shares for issuance pursuant to the Plan, by the following votes:

For	Against	Abstain	Broker Non-Votes
53,082,314	1,658,551	128,435	3,002,157

Proposal 4 – Ratification of the Appointment of Deloitte & Touche LLP as the Company's independent Registered Public Accounting Firm for Fiscal 2022.

The shareholders ratified the appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for fiscal 2022 by the following votes:

For	Against	Abstain
57,229,251	604,618	37,588

Proposal 5 – Advisory (Non-Binding) Vote on Executive Compensation.

The shareholders approved the proposed resolution to approve the compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, by the following votes:

For	Against	Abstain	Broker Non-Votes
52,949,914	1,838,372	81,014	3,002,157

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

8
Dated: April 21, 2022	UFP INDUSTRIES, INC.
(Registrant)

	By:	/s/ Michael R. Cole
Michael R. Cole
Principal Financial Officer and Treasurer